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                                                                   Exhibit 23(d)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 dated November 27, 1996 of our report dated March 30, 1995, relating to the financial statements of Teledial America, Inc. (d.b.a. US Signal Corporation) appearing in Form 8-K of LCI International, Inc. dated December 17, 1995.

We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                                                BDO Seidman, LLP


Grand Rapids, Michigan
November 26, 1996